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                       FRANKLIN LIFE VARIABLE ANNUITY FUND A

                          Supplement dated October 1, 1998

                                         to

                          Prospectus dated April 30, 1998


This supplement provides important information relating to the variable annuity contracts (the "Contracts") issued through Franklin Life Variable Annuity Fund
A. The supplement should be read in conjunction with the current prospectus for the Contracts and should be retained for future reference.

     WAIVER OF SPECIFIED CHARGES

     Effective October 1, 1998, The Franklin Life Insurance Company ("The Franklin") will waive the imposition and receipt of all sales loads and administration fees specified in the Contracts. The mortality and expense risk fees and investment management fees will continue to be imposed.


     ADMINISTRATIVE SERVICES


     The Franklin has primary responsibility for providing all administrative services regarding the Contracts. However, effective October 1, 1998, American General Life Insurance Company ("AGL") has agreed to provide all administrative services in connection with the Contracts. AGL will provide such administrative services pursuant to a services agreement among American General Corporation and substantially all of its subsidiaries, including The Franklin and AGL. Pursuant to the services agreement, The Franklin will reimburse AGL for the costs and expenses that AGL incurs in providing administrative services for the Contracts. Neither The Franklin nor AGL will incur a loss or realize a profit in connection with the reimbursement.


     Effective October 1, 1998, all Stipulated Payments, requests, directions, and other communications should be directed to the following administrative office rather than The Franklin's Home Office:


          FLIC Annuity Service Center
          2727-A Allen Parkway (3-50)
          Houston, Texas  77019-2191

          or

          P.O. Box 4799
          Houston, Texas  77210-4799
          (800) 231-0105 or (713) 831-3505